  Summary Prospectus

Touchstone Merger Arbitrage Fund  January 30, 2014

Class A Ticker: TMGAX Class C Ticker: TMGCX
Class Y Ticker: TMGYX Institutional Class Ticker: TMGLX

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. The Fund's prospectus and Statement of Additional Information, both dated January 30, 2014, as amended from time to time, are incorporated by reference into this summary prospectus. For free paper or electronic copies of the Fund's prospectus and other information about the Fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

The Fund's Investment Goal

The Touchstone Merger Arbitrage Fund (the "Fund") seeks to achieve positive absolute returns regardless of market conditions over the long-term.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus on page 77 and in the Fund's Statement of Additional Information ("SAI") on page 56.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.05%	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.34%	0.37%	0.33%	0.24%
Dividend and Interest Expenses on Securities Sold Short	0.63%	0.63%	0.63%	0.63%
Total Other Expenses	0.97%	1.00%	0.96%	0.87%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	2.28%	3.06%	2.02%	1.93%
Fee Waiver or Expense Reimbursement[2]	0.00%	0.00%	0.00%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	2.28%	3.06%	2.02%[3]	1.92%

1The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund's Annual Report dated September 30, 2013, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of "Acquired Fund Fees and Expenses," if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual fund operating expenses to 1.68%, 2.43%, 1.43%, and 1.28% of average monthly net assets for Classes A, C, Y and Institutional Class shares, respectively. This expense limitation is effective through January 29, 2015, but can be terminated by a vote of the Board of Trustees of the Trust if it deems the termination to be beneficial to the Fund's shareholders. The terms of Touchstone Advisors' contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund's expenses are below the expense limitation amount. See the discussion entitled "Expense Limitation Agreement" under the section entitled "The Advisor" in the Fund's Statement of Additional Information for more information.

3Expenses shown above reflect the Advisor's recoupment of previously waived or reimbursed expenses of the Fund, and may differ from the expenses shown in the Fund's annual report for the fiscal year ended September 30, 2013.

Touchstone Merger Arbitrage Fund

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the contractual expense limits). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$793	$409	$205	$195	$309
3 Years	$1,246	$945	$634	$605	$945
5 Years	$1,725	$1,606	$1,088	$1,041	$1,606
10 Years	$3,040	$3,374	$2,348	$2,253	$3,374

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 288% of the average value of its portfolio.

The Fund's Principal Investment Strategies

The Fund primarily invests, under normal market conditions, in equity securities of U.S. and foreign issuers. Equity securities include common stock, preferred stock, and warrants.

The Fund's sub-advisor, Longfellow Investment Management Co. ("Longfellow" or "Sub-Advisor"), seeks to purchase companies that are involved in publicly announced mergers, takeovers, tender offers, debt restructurings, minority purchases, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. Merger arbitrage is an investment strategy designed to profit from the successful completion of such transactions. The Fund is permitted to hold long and short equity positions, as well as foreign securities including foreign depositary receipts. The Fund may invest in companies of any size in seeking to achieve its investment goal and the Fund will regularly invest in small to medium capitalization companies.

Longfellow primarily buys securities of companies being acquired (the "target company") in publicly announced transactions where the terms of the transaction have been largely defined and disclosed. Longfellow may engage in selling securities short when the terms of a proposed corporate reorganization require the exchange of common stock and/or other securities. In such a case, the common stock of the target company may be purchased and, at approximately the same time, some amount of the acquiring company's common stock and/or other securities may be sold short depending on the terms of the transaction. The Fund's investment strategy is designed to capture the arbitrage spread represented by the difference between the market price of the securities of the target company and the value that is offered for these securities by the acquiring company.

In selecting securities for the Fund, Longfellow analyzes a number of factors including: proposed financing terms, the size of the transaction, anti-trust concerns, regulatory approvals and shareholder voting requirements. Longfellow will sell a position if it views the proposed transaction as having more risk than expected, the proposed transaction is cancelled or more attractive opportunities arise. The Fund generally engages in active and frequent trading of portfolio securities as a part of its principal investment strategy.

Dependent upon the level of corporate restructuring activity, the market, or other conditions and as determined by Longfellow, the Fund may invest in any combination of cash, cash equivalents and/or fixed-income securities, including investment-grade corporate bonds, non-investment-grade debt securities (also known as junk bonds), and convertible bonds. The weighted average maturity of the Fund's fixed income investments will normally range from 3 to 7 years. The Fund may also gain exposure to fixed income securities through investments in other registered investment companies, specifically closed-end funds. Longfellow believes that inefficiencies can exist with the pricing of closed-end funds and that exploiting these inefficiencies can have the potential to serve as attractive investments in the Fund.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

Touchstone Merger Arbitrage Fund

The Fund's Principal Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Convertible Securities Risk: Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the Fund's shares.

•  Large Cap Risk: Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•  Mid Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•  Small Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity market as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Fixed Income Risk: The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. This potential change in value due to interestrate changes is separate from the Fund's average weighted maturity; this potential change is known as duration, a measurement of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. Generally, the longer the Fund's duration, the more sensitive the Fund will be to changes in interest rates.

•  Credit Risk: The fixed income securities in the Fund's portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer's securities to decline in value.

•  Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as "junk bonds" and are considered speculative with respect to their issuers' ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that non-investment-grade debt securities are generally unsecured and therefore, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid. Non-investment-grade debt securities may also be less liquid.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Touchstone Merger Arbitrage Fund

•  Depositary Receipts Risk: Foreign receipts, which include ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through "sponsored" or "unsponsored" facilities. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

Management Risk: In managing the Fund's portfolio, Touchstone Advisors, Inc. (the "Advisor") engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry,

Merger Arbitrage Risk: Investments in companies that are expected to be, or already are, the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

Other Investment Companies Risk: The risks of investment in other investment companies typically reflect the risk of the types of securities in which the investment companies invest. The value of the shares of closed-end investment companies may be lower than the value of the portfolio securities held by the closed-end investment company. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company's fees and expenses as well as its share of the Fund's fees and expenses. There may also not be an active trading market available for shares of some closed-end funds. Additionally, trading of closed-end fund shares may be halted or delisted by the listing exchange.

Portfolio Turnover Risk: The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor or sub-advisor determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor's or sub-advisor's control. These transactions will increase the Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

Rule 144A Securities Risk: Rule 144A securities are traded in the institutional market pursuant to a registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional buyers. Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.

Short Sale Risk: The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund's losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the Sub-Advisor's ability to accurately anticipate the future value of a security.

This Fund should only be purchased by investors seeking positive absolute returns who can withstand the share price volatility of merger arbitrage investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's prospectus.

Touchstone Merger Arbitrage Fund

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Merger Arbitrage Fund — Class A Total Return as of December 31

Best Quarter: First Quarter 2012	2.14%
Worst Quarter: Second Quarter 2012	0.48%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

Average Annual Total Returns
For the period ended December 31, 2013

	1 Year	Since Inception (08/09/11)
Touchstone Merger Arbitrage Fund - Class A
Return Before Taxes	(1.37)%	2.51%
Return After Taxes on Distributions	(2.59)%	1.83%
Return After Taxes on Distributions and Sale of Fund Shares	(0.55)%	1.70%
Touchstone Merger Arbitrage Fund - Class C
Return Before Taxes	2.88%	4.22%
Touchstone Merger Arbitrage Fund - Class Y
Return Before Taxes	4.90%	5.30%
Touchstone Merger Arbitrage Fund - Institutional Class
Return Before Taxes	5.04%	5.40%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.07%	0.08%

Touchstone Merger Arbitrage Fund

The Fund's Management

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor

Longfellow Investment Management Co.	Barbara J. McKenna, CFA	Managing the Fund since inception in 2011	Managing Principal and Portfolio Manager
	David C. Stuehr, CFA	Managing the Fund since 2014	Principal and Portfolio Manager
	John E. Villela, CFA	Managing the Fund since inception in 2011	Managing Principal and Portfolio Manager
	Alexander R. Graham, CAIA	Managing the Fund since inception in 2011	Portfolio Manager and Senior Analyst

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50
	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

Due to asset growth in the Touchstone Merger Arbitrage Fund (the "Fund"), effective as of the close of business on April 8, 2013 (the "Closing Date"), all classes of the Fund were closed to new accounts, with certain exceptions as noted below.

Additional investments will not be accepted in the Fund after the Closing Date until further notice, with the following exceptions:

•  Existing shareholders may add to an existing account through the purchase of additional shares of the Fund, including the reinvestment of dividends and cash distributions from shares owned in the Fund. Please note: Selling agents who transact in the Fund through an omnibus account are not permitted to purchase shares of the Fund on behalf of clients who do not currently own shares of the Fund.

•  Beneficiaries of shares of the Fund (e.g., through an IRA or transfer on death account) or recipients of shares of the Fund through a transfer who wish to use the proceeds of that account to open up a new account in the Fund.

•  Retirement plan or benefit plan sponsors that (i) currently invest in the Fund as an investment option or (ii) have selected the Fund as an investment option prior to the Closing Date but have not implemented the inclusion of the Fund in such plan prior to the Closing Date. Each such plan may open up new participant accounts within the plan. The sponsor may also offer the Fund as an investment option in other retirement or benefit plans offered by the same company, its subsidiaries, and its affiliates.

•  Institutional accounts that are approved by the Fund prior to the Closing Date.

•  Accounts invested according to centrally-managed asset allocation models wherein the Fund is the sole option to implement a particular asset class in the model and the account is approved by the Fund prior to the Closing Date.

•  Discretionary model portfolio programs that are approved by the Fund prior to the Closing Date.

•  Fee-based advisory programs that share the same operational infrastructure as an approved discretionary model portfolio program (i.e., programs that cannot restrict access to new investors through the fee-based advisory program if the discretionary model portfolio program remains open to new investors) and are approved by the Fund.

If you believe you are eligible to purchase shares of the Fund, you may be required to provide appropriate proof of eligibility. The Fund reserves the right to reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed. The Fund reserves the right to reopen to new investors at a future date, to make additional exceptions, to limit the above exceptions, or otherwise to modify the foregoing closure policy for any reason.

Touchstone Merger Arbitrage Fund

Subject to the above limitations, you may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. ("Touchstone Securities") or through your financial advisor. Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Institutional Class shares are available through Touchstone Securities or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from a tax-deferred account, however, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Touchstone Merger Arbitrage Fund

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